SECOND AMENDMENT
TO
RAYONIER ADVANCED MATERIALS INC. RETIREMENT PLAN
(December 31, 2014 Restatement)

The Rayonier Advanced Materials Inc. Retirement Plan, originally effective as of June 27, 2014, as presently maintained under an amendment and restatement made effective as of December 31, 2014, is hereby amended, effective as of January 1, 2017, to remove responsibility for disability determinations from the administrator or Company and provide that disability will be based on an employee's eligibility for a disability benefit under the Social Security Act. Accordingly, the Plan is amended in the following respects:

1. Section 1.44 of Appendix B to the Plan is amended to provide as follows:

   1.44 **Total and Permanent Disability** shall mean the total and permanent disability of a Member if through some unintentional cause he or she has been totally disabled by bodily injury or disease or by mental derangement such that he or she is entitled to disability benefits under the Social Security Act; provided such disability is not incurred in service in the armed forces of any country.

2. Section 4.04 (a) of Appendix B to the Plan is amended to provide as follows:

   (a) **Eligibility.** A Member who has reached the 50th anniversary of his or her birth and completed 15 years of Eligibility Service, who incurs a Total and Permanent Disability, is eligible to retire on a disability retirement allowance on the last day of the calendar month as of which he is determined by the Social Security Administration to be entitled to disability benefits under the Social Security Act.

3. Section 1.45 of Appendix C to the Plan is amended to provide as follows:

   1.45 **Total and Permanent Disability** shall mean the total and permanent disability of a Member if through some unintentional cause he or she has been totally disabled by bodily injury or disease or by mental derangement such that he or she is entitled to disability benefits under the Social Security Act; provided such disability is not incurred in service in the armed forces of any country.

4. Section 4.04 (a) of Appendix C to the Plan is amended to provide as follows:

   (a) **Eligibility.** A Member who has reached the 50th anniversary of his or her birth and completed 15 years of Eligibility Service, who incurs a Total and Permanent Disability, is eligible to retire on a disability retirement allowance on the last day of the calendar month as of which he is determined by the Social Security Administration to be entitled to disability benefits under the Social Security Act. Notwithstanding the foregoing, any Member who on December 30, 1970 was a member of (i) the Pension Agreement entered into as of April 7, 1965 between Southern

Wood Piedmont Company and the Oil, Chemical and Atomic Workers International Union, AFL-CIO, Local 3-116 or (ii) the Southern Wood Piedmont Company Pension Plan and Trust for Hourly-Paid Employees at Wilburn, Florida; Jackonsburg, Alabama; and Homerville, Georgia may retire in accordance with the eligibility requirements for a disability benefit under such plan, provided he or she has incurred a Total and Permanent Disability as defined under the Plan.

5. Section 1.45 of Appendix D to the Plan is amended to provide as follows:

1.45 **Total and Permanent Disability** shall mean the total and permanent disability of a Member if through some unintentional cause he or she has been totally disabled by bodily injury or disease or by mental derangement such that he or she is entitled to disability benefits under the Social Security Act; provided such disability is not incurred in service in the armed forces of any country.

6. Section 4.04 (a) of Appendix D to the Plan is amended to provide as follows:

(a) **Eligibility.** A Member who has completed ten years of Benefit Service (determined in accordance with Sections 2.02(a), (b) and (c)) who incurs a Total and Permanent Disability is eligible to retire on a disability retirement allowance on the first day of the calendar month next following the date as of which he is determined by the Social Security Administration to be entitled to disability benefits under the Social Security Act, which date shall be the Member's Disability Retirement Date.

7. Section 4.04 (d) of Appendix D to the Plan is amended to provide as follows:

(a) **Change in Disability Status.** Should any Member in receipt of a disability retirement allowance be determined, prior to reaching his or her Normal Retirement Date, no longer to be entitled disability benefits under the Social Security Act, his or her rights in and to the disability retirement allowance shall cease; provided, however, that he or she shall be entitled to have his or her disability retirement allowance restored, prior to his or her Normal Retirement Date, if the Social Security Administration again finds him or her to be entitled to disability benefits under the Social Security Act, because of the same disability.

8. Section 1.13 of Appendix E to the Plan is amended to provide as follows:

1.13 **"Total and Permanent Disability"** A Participant shall be deemed to be totally and permanently disabled if through some unintentional cause he or she has been totally disabled by bodily injury or disease or by mental derangement such that he or she is entitled to disability benefits under the Social Security Act; provided such disability is not incurred in service in the armed forces of any country.

9. Section 7.05 of Appendix E to the Plan is amended to provide as follows:

7.05 Change in Disability Status

Should any Participant in receipt of a disability retirement allowance be determined, prior to reaching his or her normal retirement date, no longer to be entitled disability benefits under the Social Security Act, his or her rights in and to the disability retirement allowance shall cease; provided, however, that he or she shall be entitled to have his or her disability retirement allowance restored, prior to his or her normal retirement date, if the Social Security Administration again finds him or her to be entitled to disability benefits under the Social Security Act, because of the same disability.

10. Section 1T of Appendix F to the Plan is amended to provide as follows:

T. **Total and Permanent Disability.** Effective for all determinations of Total and Permanent Disability made on January 1, 2017, and thereafter, a Participant shall be deemed to be totally and permanently disabled if (1) through some unintentional cause he or she has been totally incapacitated from the further performance of duties at the Jesup Mill for which the Participant is qualified based on education, experience, skills, or intellectual capacity and (2) he is eligible for receipt of a disability benefit under the Social Security Act, provided such disability is not incurred in service in the armed forces of any country.

11. Section 6D of Appendix F to the Plan is deleted in its entirety.

12. Section 1S of Appendix G to the Plan is amended to provide as follows:

S. **Total and Permanent Disability.** Effective January 1, 2017, a Participant who is otherwise qualified for a Disability Benefit shall be deemed to be totally and permanently disabled if (1) through some unintentional cause he or she has been totally incapacitated from the further performance of duty for which the employee is qualified based on education, experience, skills, or intellectual capacity and (2) he is eligible for or in receipt of disability benefits under the Social Security Act, provided such disability is not incurred in service in the armed forces of any country.

13. Sections 6D and 6E of Appendix G to the Plan are deleted in their entirety.

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EXECUTED AT Rayonier Advanced Materials Jacksonville, FL, this 21st day of December, 2017.

Rayonier Advanced Materials Inc.

By: ______________________

Title: SVP, HR